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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 1, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                      333-27355                  13-3526694
   (State or Other               (Commission File           (I.R.S. Employer
   Jurisdiction of                    Number)              Identification No.)
    Incorporation)

                                                                   10292
        One New York Plaza                                       (Zip Code)
        New York, New York
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (212) 214-7435

                                    No Change
          (Former name or former address, if changed since last report)

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     Item 5. Other Events.

     This Current Report on Form 8-K is being filed by Prudential Securities Secured Financing Corporation in connection with the offering of Emergent Home Equity Loan Trust 1997-4, Emergent Home Equity Loan Asset-Backed Notes, Series 1997-4.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

          4.1  Form of Sale and Servicing Agreement
          4.2  Form of Indenture


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as Depositor and on behalf of Emergent Home Equity Loan Trust 1997-4


                            By: /s/ Norman Chaleff
                               ---------------------------
                                    Name:   Norman Chaleff
                                    Title:  Vice President



Date:  December 1, 1997


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                                  EXHIBIT INDEX

Exhibit No.          Description                                 Page No.
-----------          -----------                                 --------
4.1                  Form of Sale and Servicing Agreement        5
4.2                  Form of Indenture                           6


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